                             THE ZWEIG FUND, INC.

                  900 THIRD AVENUE, NEW YORK, NEW YORK 10022

                                (212) 451-1100

                                                                 March 31, 1998

Dear Shareholder:

  You are invited to attend the Annual Meeting of Shareholders of The Zweig Fund, Inc. to be held on Thursday, May 14, 1998 at 10:00 A.M. at The New York Helmsley Hotel, located at 212 East 42nd Street (between Second and Third Avenues), New York, New York 10017.

  This will be our twelfth shareholders' meeting and it will give you an opportunity to hear a report on the Fund and to discuss other matters of interest to you as a shareholder.

  We hope that you will be able to attend the meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the meeting.

                                                     Martin E. Zweig,
                                                   Chairman of the Board
                                                       and President

                             THE ZWEIG FUND, INC.
                  900 THIRD AVENUE, NEW YORK, NEW YORK 10022
                                (212) 451-1100

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 MAY 14, 1998

                               ----------------

To the Shareholders:

  The Annual Meeting of Shareholders of The Zweig Fund, Inc., a Maryland corporation (the "Fund"), will be held on Thursday, May 14, 1998 at 10:00 A.M. at The New York Helmsley Hotel, located at 212 East 42nd Street (between Second and Third Avenues), New York, New York for the following purposes:

    (1) To elect three Directors to serve until the Annual Meeting of Shareholders in 2001, to elect one Director to serve until the Annual Meeting in 2000, and to elect one Director to serve until the Annual Meeting in 1999;

    (2) To ratify the selection of Coopers & Lybrand L.L.P. as independent certified public accountants of the Fund for the year ending December 31, 1998; and

    (3) To transact such other business as may properly come before the Meeting or any adjournments thereof.

  Shareholders of record as of the close of business on March 16, 1998 are entitled to notice of and will be entitled to vote at the Meeting and at any and all adjournments thereof.

                                          By Order of the Board of Directors
                                               Martin E. Zweig,
                                             Chairman of the Board

New York, New York
March 31, 1998


                                  IMPORTANT:

 YOU ARE INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ASSURE A QUORUM AT THE MEETING. A PROXY WILL NOT BE REQUIRED FOR ADMISSION TO THE MEETING.

                             THE ZWEIG FUND, INC.
                  900 THIRD AVENUE, NEW YORK, NEW YORK 10022

                               ----------------

                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                                 MAY 14, 1998

                               ----------------

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Zweig Fund, Inc., a Maryland corporation (the "Fund"), for use at the Annual Meeting of Shareholders to be held at The New York Helmsey Hotel, located at 212 East 42nd Street, New York, New York 10017, on Thursday, May 14, 1998 at 10:00 A.M., and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated March 31, 1998.

  If the accompanying form of proxy is properly executed and returned in time to be voted at the Meeting, the shares will be voted in accordance with the instructions marked by the shareholder. Executed proxies that are unmarked will be voted (1) for the election of the five nominees of the Board of Directors as Directors of the Fund, and (2) for the proposal to ratify the Board of Directors' selection of Coopers & Lybrand L.L.P. as independent certified public accountants of the Fund for the year ending December 31, 1998. A shareholder can revoke the proxy prior to its use by appearing at the Meeting and voting in person, by giving written notice of such revocation to the Secretary of the Fund, or by returning a subsequently dated proxy.

  The Board of Directors has fixed the close of business on March 16, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of the record date, 53,186,244 shares of the Fund's common stock were outstanding. To the best of the Fund's knowledge, no person beneficially owns more than five percent of the outstanding shares of the common stock of the Fund.

  The Annual Report of the Fund for the year ended December 31, 1997, including financial statements, has been mailed to shareholders of record at the close of business on that date, and to persons who became shareholders of record between that time and the close of business on March 16, 1998.

  The Fund will furnish, without charge, another copy of the Fund's December 31, 1997 Annual Report to any shareholder who requests it by contacting the Fund's Administrator, Zweig/Glaser Advisers, 900 Third Avenue, New York, New York 10022, Attention: Shareholder Services; Toll-free telephone number 1-800-272-2700.

  This Proxy Statement and the accompanying form of proxy will be first sent to shareholders on or about March 31, 1998.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

  The members of the Fund's Board of Directors are divided into three classes with the term of office of one class expiring each year. At the forthcoming Annual Meeting, three Directors will be elected to serve a three-year term (until the third succeeding Annual Meeting in 2001), one Director will be elected to serve a two-year term (until the second succeeding Annual Meeting in 2000), and one Director will be elected to serve a one-year term (until the first succeeding Annual Meeting in 1999). Unless authority to vote for the election of Directors is withheld, the enclosed proxy will be voted for the election of the nominees named below. While management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as a Director, as the holders of the proxies may, in their discretion, determine.

  The Board of Directors has appointed a Nominating Committee which makes annual recommendations as to the individuals to be nominated by the Board of Directors for election as Directors at the forthcoming Annual Meeting and selects candidates for election by the Board of Directors to fill any vacancies in the Board of Directors, including those resulting from an increase in the number of Directors. The Nominating Committee consists of at least two Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Fund or the Fund's investment adviser.

  Based on the recommendations made by the Nominating Committee at its meeting held in February, 1998, the Board of Directors has nominated Alden C. Olson, Anthony M. Santomero and Martin E. Zweig, each of whom is presently a Director of the Fund, for re-election to the Board, to serve until the third succeeding Annual Meeting in 2001, Jeffrey Lazar, whom the Board of Directors elected as a Director of the Fund at its meeting held in February 1998, for re-election to the Board, to serve until the second succeeding Annual Meeting in 2000, and Annemarie Gilly, whom the Board of Directors elected as a Director of the Fund at its meeting held in February 1998, for re-election to the Board, to serve until the first succeeding Annual Meeting in 1999.

  Background information with respect to the nominees for election and four Directors whose terms of office will continue after the forthcoming Annual Meeting appears below.

                                                                           SHARES OF FUND
                                                                         OWNED BENEFICIALLY
                                                              SERVED AS AND PERCENT OF TOTAL
                                    BUSINESS EXPERIENCE       DIRECTOR   OUTSTANDING SHARES
        NOMINEE           AGE     DURING PAST FIVE YEARS        SINCE   ON JANUARY 1, 1998(1)
        -------           ---     ----------------------      --------- ---------------------
Alden C. Olson..........  69  Director of The Zweig Total Re-   1996              1,000(2)(3)
 2711 Ramparte Path            turn Fund, Inc.; Director of
 Holt, Michigan 48842          First National Bank of Michi-
                               gan; formerly, Professor of
                               Financial Management, Invest-
                               ments at Michigan State Uni-
                               versity.
Anthony M. Santomero....  51  Richard K. Mellon Professor of    1986                 2,000(2)
 Steinberg-Dietrich Hall       Finance, The Wharton School,
 Wharton School                University of Pennsylvania;
 University of                 Director of The Zweig Total
 Pennsylvania                  Return Fund, Inc.; Director of
 Philadelphia, PA 19104        Municipal Fund for New York
                               Investors; Director of Munici-
                               pal Fund for California In-
                               vestors; Trustee of Compass
                               Capital Funds.

                                                                             SHARES OF FUND
                                                                           OWNED BENEFICIALLY
                                                                SERVED AS AND PERCENT OF TOTAL
                                    BUSINESS EXPERIENCE         DIRECTOR   OUTSTANDING SHARES
        NOMINEE          AGE       DURING PAST FIVE YEARS         SINCE   ON JANUARY 1, 1998(1)
        -------          ---       ----------------------       --------- ---------------------
Martin E. Zweig*........ 55  Chairman of the Board and Presi-     1986       85,585(2)(4)(5)(6)
 900 Third Avenue             dent of the Fund; President and
 New York, NY 10022           Director of Zweig Advisors Inc.
                              (the "Adviser"); Chairman of the
                              Board and President of The Zweig
                              Total Return Fund, Inc.; Presi-
                              dent and Director of Zweig Total
                              Return Advisors, Inc.;
                              Consultant to Avatar Investors
                              Associates Corp.; Managing Di-
                              rector of the Managing General
                              Partner of Zweig-DiMenna Part-
                              ners, L.P. and Zweig-DiMenna
                              Special Opportunities, L.P.;
                              President and Director of Zweig-
                              DiMenna International Managers,
                              Inc.; Chairman of Zweig/Glaser
                              Advisers; President of Zweig Se-
                              ries Trust; President and Direc-
                              tor of Gotham Advisors, Inc.;
                              Chairman of Euclid Advisors LLC;
                              formerly General Partner of
                              Zweig-Katzen Investors, L.P.;
                              Member of the Undergraduate Ex-
                              ecutive Board of The Wharton
                              School, University of Pennsylva-
                              nia.
Annemarie Gilly*........ 46  First Vice President of Zweig Se-    1998                100(2)(7)
 900 Third Avenue             ries Trust; First Vice President
 New York, NY 10022           of Zweig/Glaser Advisers; First
                              Vice President of Zweig Securi-
                              ties Corp.; First Vice President
                              of Euclid Mutual Funds; Director
                              of The Zweig Total Return Fund,
                              Inc.; formerly Vice President of
                              Concord Financial Group Inc.
Jeffrey Lazar*.......... 38  Vice President and Treasurer of      1998              2,333(2)(8)
 900 Third Avenue             the Fund; Vice President, Trea-
 New York, NY 10022           surer and Secretary of the Ad-
                              viser; Vice President, Treasurer
                              and Director of The Zweig Total
                              Return Fund, Inc.; Vice Presi-
                              dent, Treasurer and Secretary of
                              Zweig Total Return Advisors,
                              Inc; Vice President of Zweig Se-
                              ries Trust.

                                                                             SHARES OF FUND
                                                                           OWNED BENEFICIALLY
                                                                SERVED AS AND PERCENT OF TOTAL
 DIRECTORS WHOSE TERMS              BUSINESS EXPERIENCE         DIRECTOR   OUTSTANDING SHARES
   WILL CONTINUE(11)     AGE       DURING PAST FIVE YEARS         SINCE   ON JANUARY 1, 1998(1)
 ---------------------   ---       ----------------------       --------- ---------------------
Elliot S. Jaffe......... 71  Chairman of the Board and Chief      1988                 2,400(2)
 30 Dunnigan Drive            Executive Officer of The Dress
 Suffern, NY 10901            Barn, Inc.; Director of The
                              Zweig Total Return Fund, Inc.;
                              Director of National Retail Fed-
                              eration; Director of Shearson
                              Appreciation Fund; Director of
                              Shearson Managed Governments,
                              Inc.; Director of Shearson In-
                              come Trust; Director of Shearson
                              Lehman Small Capitalization
                              Fund; Director of Stamford Hos-
                              pital Foundation; Member of the
                              Board of Overseers of The School
                              of Arts and Sciences, University
                              of Pennsylvania; Trustee Teach-
                              ers College, Columbia Universi-
                              ty.
Robert E. Smith*........ 62  Counsel of Rosenman & Colin LLP;     1986             46,637(2)(9)
 575 Madison Avenue           Director of The Zweig Total
 New York, NY 10022           Return Fund, Inc.; Director of
                              Ogden Corporation; formerly Sec-
                              retary of the Fund and The Zweig
                              Total Return Fund, Inc.
Eugene J. Glaser*.......  57 Chairman and Chief Executive Of-     1986             2,212(2)(10)
 900 Third Avenue             ficer of Zweig Series Trust;
 New York, NY 10022           President of Zweig/Glaser Advis-
                              ers; Chairman, President, Chief
                              Executive Officer and Trustee of
                              Euclid Mutual Funds; President
                              of Euclid Advisors LLC; Presi-
                              dent and Director of Zweig Secu-
                              rities Corp.
James B. Rogers, Jr. ...  55 Private Investor; Director of The    1986                 3,893(2)
 352 Riverside Drive          Zweig Total Return Fund, Inc.;
 New York, NY 10025           Chairman of Beeland Interests;
                              Regular Commentator on CNBC; Au-
                              thor of "Investment Biker: On
                              the Road with Jim Rogers"; Di-
                              rector of Emerging Markets Brew-
                              ery Fund; Director of Levco Se-
                              ries Trust; Sometime Visiting
                              Professor at Columbia Universi-
                              ty; Columnist for WORTH Maga-
                              zine.

--------
  * Directors considered to be "Interested Persons," as that term is defined in the Investment Company Act of 1940, as amended (the "Act"). Dr. Zweig is considered an interested person of the Fund and the Adviser because he is an officer and director of the Fund and the Adviser and owns 60.56% of the outstanding common stock of the Adviser. Mr. Smith is considered an interested person of the Fund and the Adviser because he is Counsel of the law firm that acts as legal counsel to the Fund and the Adviser. Mr. Glaser is considered an interested person of the Fund because of his ownership of 7.40% of the outstanding common stock of the Adviser and his affiliation with Zweig Securities Corp., a broker-dealer registered under the Securities Exchange Act of 1934. Ms. Gilly is considered an interested person of the Fund because of her affiliation with Zweig Securities Corp. Mr. Lazar is considered an interested person of the Fund and the Adviser because he is an officer of the Fund and the Adviser. In December 1997, Dr. Martin E. Zweig sold 3.410 shares of the Adviser's common stock, representing 3.19% of the Adviser's outstanding common stock, to Annemarie Gilly (who purchased 0.110 of such shares) and other employees of the Adviser and its affiliates for the aggregate sum of $610,274.06. In December 1997, Jeffrey Lazar purchased 0.648 shares of the Adviser's common stock, representing 0.60% of the Adviser's outstanding common stock, from the Adviser for $115,969.96

  (1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Except as otherwise indicated, each person has sole voting and investment power with respect to the shares listed as owned by him or her. Fractional shares are rounded off to the nearest whole share.

  (2) Less than 1/2 of 1%.

  (3) Includes 300 shares owned by Professor Olson's individual retirement account, as to which he has sole voting and investment power.

  (4) Includes 45,811 shares owned by the Adviser, as to which he has sole voting and investment power.

  (5) Does not include 45,137 shares held by him as co-trustee for his sons, as to which he disclaims beneficial ownership.

  (6) Includes 19,716 shares owned by Dr. Zweig's individual retirement account, as to which he has sole voting and investment power.

  (7) The information with respect to Ms. Gilly's beneficial ownership is as of March 20, 1998.

  (8) Includes 1,240 shares owned by Mr. Lazar's individual retirement account, as to which he has sole voting and investment power.

  (9) Includes 45,137 shares held by him as co-trustee for Dr. Zweig's sons, as to which he has shared voting and investment power.

  (10) Does not include 4,901 shares owned by Mr. Glaser's wife, as to which he disclaims beneficial ownership.

  (11) Mr. Jaffe and Mr. Smith will continue in office until the annual meeting in 1999, and Mr. Glaser and Mr. Rogers will continue in office until the annual meeting in 2000.

SHARE OWNERSHIP

  Directors and officers of the Fund, as a group, owned beneficially less than 1/2 of 1% of the outstanding shares of the common stock of the Fund on January 1, 1998.

COMPENSATION OF DIRECTORS AND OFFICERS

  During the year ended December 31, 1997, the Fund paid Directors' fees, aggregating $74,500 to the Directors who were not interested persons of the Adviser. The Fund pays each Director who is not an interested person of the Adviser an annual fee of $10,000 and a fee of $1,500 for attendance at each meeting of the Board of Directors or a committee of the Board. The Fund also reimburses its Directors for their actual out-of-pocket expenses relating to attendance at such meetings.

  Set forth below is the compensation paid by the Fund and The Zweig Total Return Fund, Inc. to current Directors for the year ended December 31, 1997. The Fund does not pay any pension or retirement benefits to its Directors.

                                                              TOTAL COMPENSATION
                                                  AGGREGATE   FROM THE FUND AND
                                                COMPENSATION   THE ZWEIG TOTAL
                   DIRECTOR                     FROM THE FUND RETURN FUND, INC.
                   --------                     ------------- ------------------
Elliot S. Jaffe................................    $19,000         $38,000
Alden C. Olson.................................    $19,000         $38,000
James B. Rogers, Jr. ..........................    $16,000         $32,000
Anthony M. Santomero...........................    $20,500         $41,000

  Stuart B. Panish, Vice President and Secretary of the Fund, is the only executive officer of the Fund not disclosed in the above listing of Directors. Mr. Panish is 41 years old and has been Vice President and Secretary of the Fund and The Zweig Total Return Fund, Inc. since May 1995 and was, on January 1, 1998, the owner of 200 shares of the common stock of the Fund. Prior to becoming counsel to the Adviser and certain of its affiliates in June 1993, Mr. Panish was Special Counsel--Securities at Rosenman & Colin LLP. Several of the Fund's officers and Directors are also officers and directors of the Adviser and/or affiliated with the Administrator and participate in the fees paid to the Adviser and/or the Administrator (see "Investment Adviser and Administrator"), though the Fund will make no direct payments to them. The Adviser and the Administrator pay the compensation and certain expenses of their personnel who serve as Directors and officers of the Fund. Rosenman & Colin LLP, of which Robert E. Smith is Counsel, represents the Fund in connection with various legal matters.

COMMITTEES AND BOARD OF DIRECTORS' MEETINGS

  The Board of Directors has a standing Audit Committee, which consists of Messrs. Jaffe, Olson and Santomero, each of whom is not an interested person of the Fund. The Audit Committee's primary functions include recommending the Fund's independent certified public accountants for selection by the Board and ratification by the shareholders and reviewing the scope of the annual audit conducted by such accountants.

  Messrs. Rogers and Santomero, each of whom is not an interested person of the Fund, and Mr. Smith are members of the Nominating Committee of the Board of Directors, which considers candidates for election to fill vacancies on the Board of Directors. The Nominating Committee will consider recommendations from shareholders for possible nominees. Such recommendations should be accompanied by a biography of the recommended candidate and should be submitted to the Secretary of the Fund. The Fund has no standing compensation committee.

  The Board of Directors of the Fund held four meetings during the year ended December 31, 1997, and also held one meeting in February, 1998. The Nominating Committee held one meeting during the year ended December 31, 1997 and met in advance of the February, 1998 Board meeting, at which time the Nominating Committee recommended the nominees for re-election to the Board. The Audit

Committee held two meetings during the year ended December 31, 1997 and one meeting in February, 1998. Each of the nominees and each of the Directors whose terms will continue after the forthcoming annual meeting attended at least 75% of the total number of Board meetings and his or her respective committee meetings held during the 1997 year.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RE-ELECTION OF THE FIVE NOMINEES TO THE FUND'S BOARD OF DIRECTORS.

                                  PROPOSAL 2

             RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT
                         CERTIFIED PUBLIC ACCOUNTANTS

  At the recommendation of the Audit Committee, the Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Coopers & Lybrand L.L.P. to serve as independent certified public accountants of the Fund for the year ending December 31, 1998, subject to the right of the Fund by vote of a majority of the outstanding voting securities of the Fund (which is defined in the Act to mean the lesser of either (a) the vote of 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) the vote of more than 50% of the outstanding shares) at any meeting called for the purpose to terminate such employment immediately without penalty. The Board's selection is submitted to the shareholders for ratification or rejection.

  Services performed by Coopers & Lybrand L.L.P. during the most recent year included audit of the financial statements of the Fund and services related to filings with the Securities and Exchange Commission. The Fund knows of no direct or indirect financial interest of such firm in the Fund.

  A representative of Coopers & Lybrand L.L.P. is expected to be present at the Meeting and will have the opportunity to make a statement if he or she so desires and to respond to questions from shareholders. Ratification of the selection of Coopers & Lybrand L.L.P. requires the affirmative vote of a majority of the votes cast at the Meeting.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1998.

                     INVESTMENT ADVISER AND ADMINISTRATOR

  Zweig Advisors Inc., with its principal business office located at 900 Third Avenue, New York, New York 10022, is the Fund's investment adviser.

  Zweig/Glaser Advisers (the "Administrator") serves as the Fund's administrator. The Administrator's offices are located at 900 Third Avenue, New York, New York 10022. Martin E. Zweig and Eugene J. Glaser are the Chairman and President, respectively, and the principal owners of the Administrator.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires, among other persons, the officers and Directors of the Fund and the Adviser to file reports of ownership and changes in ownership of the shares of common stock of the Fund with the Securities and Exchange Commission and the New York

Stock Exchange. The Securities and Exchange Commission's regulations also require such reporting persons to furnish the Fund with copies of all Section 16(a) forms they file. Based on its review of these reports and on written representations from the reporting persons that no other reports were required, the Fund believes that, during the year ended December 31, 1997, there was compliance with all Section 16(a) reporting requirements applicable to its reporting persons.

                            ADDITIONAL INFORMATION

OTHER MATTERS

  The Board of Directors knows of no matters to be presented at the Meeting other than those specified in the accompanying Notice of Annual Meeting. However, if any other matter is properly presented before the Meeting, it is the intention of the persons named as proxies to vote in accordance with their best judgment.

EXPENSES

  The Fund will bear the expense of the Meeting, including preparation, printing and mailing of the enclosed form of proxy and accompanying Notice of Annual Meeting and this Proxy Statement. The Fund, upon request, will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Fund's common stock. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interviews by officers or employees of the Fund and/or Adviser.

VOTE REQUIRED

  The election of Directors (Proposal 1) requires a plurality of the votes cast at the Meeting. The ratification of the selection of the independent certified public accountants (Proposal 2) requires the affirmative vote of a majority of the votes cast at the Meeting. The following principles of Maryland law apply to the voting of shares of common stock at the Meeting. The presence in person or by proxy of shareholders entitled to vote a majority of the outstanding shares will constitute a quorum. Shares represented by proxy or in person at the Meeting, including shares represented by proxies that reflect abstentions, will be counted as present in the determination of a quorum. An abstention as to any particular matter, however, does not constitute a vote "for" or "against" and will be disregarded in calculating the votes cast as to such matter. "Broker non-votes" (i.e., where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will be treated in the same manner as abstentions. Votes will be tabulated by State Street Bank & Trust Company, the Fund's transfer agent.

PROPOSALS FOR 1999 MEETING

  Any proposals of shareholders that are intended to be presented at the Fund's 1999 Annual Meeting of Shareholders must be received at the Fund's principal executive offices no later than December 2, 1998, and must comply with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting.

New York, New York
March 31, 1998
                                          By Order of the Board of Directors
                                                Martin E. Zweig,
                                             Chairman of the Board
                                                                   4902-PRXY-98

                              THE ZWEIG FUND, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 14, 1998
                PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS
  The undersigned shareholder of The Zweig Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints MARTIN E. ZWEIG and JEFFREY LAZAR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at The New York Helmsley Hotel, located at 212 East 42nd Street, New York, New York 10017, on May 14, 1998 at 10:00 A.M., at any and all adjournments thereof, and to vote at the Annual Meeting all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present in accordance with the instructions on the reverse side of this proxy.
  WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS, FOR THE OTHER PROPOSAL AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.
          (CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.)